UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union St., Suite 3100 Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01 Other Events

On October 30, 2013, Plum Creek Timber Company, Inc. (the “Company”) and Plum Creek Timberlands, L.P. entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the public offering and sale by the Company of 13,915,000 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $45.00 per Share, including the offering and sale of 1,815,000 Shares pursuant to the Underwriters’ exercise in full of their option to purchase additional shares of Common Stock to cover over-allotments.

The Company expects to receive net proceeds from the sale of the Shares (after giving effect to underwriting discounts and estimated offering expenses) of approximately $606 million and to use such net proceeds to finance a portion of the Company’s recently announced asset acquisition from MeadWestvaco Corporation (the “Acquisition”) and for general corporate purposes, including the repayment of a portion of the Company’s indebtedness and the payment of transaction expenses related to the Acquisition.

The Shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-178443) (the “Registration Statement”), which was filed with the Commission on December 12, 2011. The closing with respect to the sale of the Shares is expected to occur on November 4, 2013.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the offering of the Shares described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K (Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2) that are to be incorporated by reference in their entirety into the Registration Statement.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 30, 2013, by and among Plum Creek Timber Company, Inc., Plum Creek Timberlands, L.P. and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

	By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief
Financial Officer

Dated: November 4, 2013

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 30, 2013, by and among Plum Creek Timber Company, Inc., Plum Creek Timberlands, L.P. and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)